                                 FORM 8-K

                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549






                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934




             Date of Report (Date of earliest event reported)
                              April 22, 1998



                 THE MAY DEPARTMENT STORES COMPANY
          (Exact name of Registrant as specified in its charter)

   Delaware                   I-79               43-1104396
(State or other           (Commission         (IRS Employer
jurisdiction of           File Number)        Identification No.)
incorporation)



  611 Olive Street, St. Louis, Missouri               63101
(Address of principal executive offices)           (Zip code)



            Registrant's telephone number, including area code:
                               (314) 342-6300

Item 5.   Other Events.

     On April 22, 1998, Registrant filed its Annual Report on Form 10-K for the Fiscal Year ended January 31, 1998. Item 7, "Management's Discussion and Analysis of Financial Condition and Results of Operation" incorporated by reference the "Management's Discussion and Analysis" section of Registrant's 1997 Annual Report to Shareowners. In this section, Registrant reflected that its bonds are rated single-A-2 by Moody's Investors Service, Inc. and single-A by Standard & Poor's Corporation and that its commercial paper is rated prime-1 by Moody's and single-A-1 by Standard & Poor's. A security rating is not a recommendation to buy, sell or hold securities; it may be subject to revision or withdrawal at any time by the assigning rating organization; and each rating should be evaluated independently of any other rating.

Based on information from Moody's Investors Service, Inc.:

     Bonds rated single-A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations:

     - Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future;

     - Moody's applies numerical modifiers, 1, 2 and 3 in its single-A rating. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the category.

     Issuers rated prime-1 have a superior ability for repayment of senior short-term debt obligations; repayment ability is often evidenced by many of the following characteristics:

     - Leading market positions in well-established industries;

     -    High rates of return on funds employed;

     - Conservative capitalization structure with moderate reliance on debt and ample asset protection;

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation; and

     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

Based on information from Standard & Poor's Corporation:

     An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     - The rating may be modified by the addition of a plus or minus sign to show relative standing within the category.

     A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.


Item 7.   Financial Statements and Exhibits.

(c)  Exhibits.  The following documents are filed as Exhibits.

                                                     Sequential
                                                     Numbering
                                                     System
Exhibit No.    Exhibit                               Page Number

     28-1      Annual Report on Form 10-K for the
               Fiscal Year Ended January 31, 1998
               (incorporated herein by reference to
               the Registrant's Annual Report on Form
               10-K for the Fiscal Year Ended January
               31, 1998, File No. 1-79, previously
               filed on April 22, 1998.)

                                 SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              THE MAY DEPARTMENT STORES COMPANY



Dated:  April 22, 1998    By:   /s/ Richard A. Brickson
                                   Richard A. Brickson
                                   Secretary and Senior Counsel

                             INDEX TO EXHIBITS



                                                     Sequential
                                                     Numbering
                                                     System
Exhibit No.    Exhibit                               Page Number

     28-1      Annual Report on Form 10-K for the
               Fiscal Year Ended January 31, 1998
               (incorporated herein by reference to
               the Registrant's Annual Report on Form
               10-K for the Fiscal Year Ended January
               31, 1998, File No. 1-79, previously
               filed on April 22, 1998.)